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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 18, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             CYBERGUARD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER: 0-24544

             Florida                                        65-0510339
   (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
        OF INCORPORATION)                                IDENTIFICATION NO.)

2000 WEST COMMERCIAL BOULEVARD, SUITE 200, FORT LAUDERDALE, FLORIDA    33309
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

                                 (954) 958-3900
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Effective as of January 18, 2001, Patrick J. Clawson was appointed the President of CyberGuard Corporation.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                                CYBERGUARD CORPORATION


                                                By: /s/ SCOTT J. HAMMACK
                                                    ----------------------------
                                                    Scott J. Hammack
                                                    Chief Executive Officer



                                                Date: January 29, 2001